                                                                    EXHIBIT 99.1


[VERITAS LETTERHEAD]                                                       NEWS

VERITAS Software
1600 Plymouth Street
Mountain View, CA 94043
650.335.8000

FOR IMMEDIATE RELEASE

            VERITAS(R) SOFTWARE REPORTS RECORD THIRD QUARTER RESULTS;
                REVENUE UP 73% TO $317.2 MILLION FOR THE QUARTER

            Earnings Increase by 81%, Sequential Revenue Grows by 15%

MOUNTAIN VIEW, CALIF. -- OCTOBER 12, 2000 -- VERITAS Software Corporation (Nasdaq: VRTS), the Data Availability Company, today announced record financial results for its third quarter ended September 30, 2000. The Company achieved third quarter revenue of $317.2 million, an increase of 73% over last year's third quarter revenue of $183.4 million. Pro forma net income, which excludes purchase accounting adjustments, increased to $70.3 million in the third quarter from $38.9 million for the same period in the prior year, an 81% increase. Diluted pro forma net income per share for the third quarter was a record $0.16, up 78% from $0.09 for the same period last year.

For the third quarter, on an as-reported basis, VERITAS Software reported a net loss of $148.1 million, or $0.37 per share, compared with a net loss of $183.6 million, or $0.48 per share for the prior year. Included in the current period's net loss is $235.3 million of purchase accounting amortization. Included in the prior period's net loss is $234.9 million of purchase accounting amortization and a one-time charge of $1.1 million for the write-off of in-process research and development.

"Third quarter 2000 has been another landmark quarter for VERITAS Software," said Mark Leslie, chairman and CEO of VERITAS Software. "We continue to see strong product demand across all channels and geographies for all of our data availability product lines including data protection, file and volume management, clustering and replication. As a result, VERITAS Software is now operating at an annualized revenue run-rate in excess of $1.2 billion and has generated over $1 billion in revenue in the trailing four quarters."

On a pro forma basis for the nine-month periods ended September 30, 2000 and 1999, VERITAS Software had revenue of $837.2 million and $473.9 million, respectively, a 77% year-over-year increase. Net income increased to $179.2 million from pro forma net income of $96.0 million in the prior period, an 87% increase. Pro forma diluted net income per share was $0.41, compared with $0.23 for the same period last year, a 78% increase.

The Company's as-reported revenue for the nine-month period ended September 30, 2000 was $837.2 million, compared with $370.0 million for the same period last year. For the nine-month period, VERITAS Software

VERITAS Software Q3'00 Earnings Release
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reported a net loss of $494.8 million, or $1.24 per share, compared with a net loss of $332.3 million, or $1.14 per share for the same period in the prior year.

"Our third quarter results were exceptional by all financial measures," said Ken Lonchar, senior vice president and CFO, VERITAS Software. "Along with the continued strength in our international regions, this quarter has been marked by the expansion of our UNIX business as well as steady revenue and market share growth in the Windows NT space. Moving into next quarter, we are continuing to see a sound ramp-up in our Hewlett-Packard business and the rising adoption of storage area network (SAN) technology that should continue to drive the market's acceptance of our innovative products and strategies."

The Company has added an additional financial table to its earnings releases:
"Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments. For 1999, the Company's operating results include the results of Seagate Software NSMG and TeleBackup Systems effective at the beginning of the period.

The Company will host a conference call on Friday, October 13 at 5:30 a.m. Pacific Time, 8:30 a.m. Eastern Time, to discuss its results. The conference call will be broadcast live via the Internet at www.nasdaq.com. The replay number for the call is 800-633-8284 or 858-812-6440 (#16485732).

ABOUT VERITAS SOFTWARE THE DATA AVAILABILITY COMPANY(TM)

VERITAS Software Corporation (Nasdaq:VRTS) provides essential data availability software solutions that enable customers to protect and access their business-critical data for Business Without Interruption(TM). The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 335-8000. Fax: (650) 335-8050. Email:
vx-sales@veritas.com. WWW site: http://www.veritas.com.


                                       ###

FOR FURTHER INFORMATION CONTACT:

Ken Lonchar, Senior Vice President and CFO, VERITAS Software
(650) 526-2501, ken.lonchar@veritas.com

Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software
(650) 318-4047, dave.galiotto@veritas.com

Erin Jones, Public Relations Director, VERITAS Software
(805) 783-4528, erin.jones@veritas.com

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of our products and services, our ability to maintain the quality of our end-user customer and partnering relationships, and our ability to manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

VERITAS, VERITAS Software, the VERITAS logo, Business Without Interruption and other product names are trademarks or registered trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.

VERITAS Software Q3'00 Earnings Release
Page 3 of 5

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                           THREE MONTHS ENDED        NINE MONTHS ENDED
                                                             SEPTEMBER 30,              SEPTEMBER 30,
                                                         ----------------------    ----------------------
                                                           2000         1999         2000         1999
                                                         ---------    ---------    ---------    ---------
NET REVENUE:
  User license fees ..................................   $ 256,925    $ 157,643    $ 686,092    $ 405,719
  Services ...........................................      60,246       25,758      151,155       68,149
                                                         ---------    ---------    ---------    ---------
     TOTAL NET REVENUE ...............................     317,171      183,401      837,247      473,868

COST OF REVENUE:
  User license fees ..................................       9,270        5,891       29,247       16,311
  Services ...........................................      21,707       10,787       60,171       27,013
                                                         ---------    ---------    ---------    ---------
     TOTAL COST OF REVENUE ...........................      30,977       16,678       89,418       43,324
                                                         ---------    ---------    ---------    ---------
GROSS PROFIT .........................................     286,194      166,723      747,829      430,544

OPERATING EXPENSES:
  Selling and marketing ..............................     116,936       67,895      310,628      178,390
  Research and development ...........................      46,328       28,924      120,646       78,352
  General and administrative .........................      20,465       11,020       52,971       30,496
                                                         ---------    ---------    ---------    ---------
     TOTAL OPERATING EXPENSES ........................     183,729      107,839      484,245      287,238
                                                         ---------    ---------    ---------    ---------
Income from operations ...............................     102,465       58,884      263,584      143,306
Interest and other income, net .......................      15,648        7,266       39,688       14,840
Interest expense .....................................      (8,266)      (5,301)     (23,314)      (8,148)
                                                         ---------    ---------    ---------    ---------
Income before income taxes ...........................     109,847       60,849      279,958      149,998
Provision for income taxes ...........................      39,545       21,906      100,785       54,000
                                                         ---------    ---------    ---------    ---------
PRO FORMA NET INCOME .................................   $  70,302    $  38,943    $ 179,173    $  95,998
                                                         =========    =========    =========    =========

PRO FORMA NET INCOME PER SHARE - BASIC ...............   $    0.17    $    0.10    $    0.45    $    0.25
                                                         =========    =========    =========    =========

PRO FORMA NET INCOME PER SHARE - DILUTED .............   $    0.16    $    0.09    $    0.41    $    0.23
                                                         =========    =========    =========    =========

SHARES USED IN PER SHARE CALCULATION - BASIC .........     403,613      384,847      399,655      380,864
                                                         =========    =========    =========    =========

SHARES USED IN PER SHARE CALCULATION - DILUTED .......     438,541      422,033      437,740      416,848
                                                         =========    =========    =========    =========

The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments. For 1999, the Company's operating results include the results of NSMG and TeleBackup assuming the companies had been combined at the beginning of the period.
Purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, restructuring and other merger costs, in-process research and development costs, and related adjustments for income tax provisions.

VERITAS Software Q3'00 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                          THREE MONTHS ENDED            NINE MONTHS ENDED
                                                             SEPTEMBER 30,                 SEPTEMBER 30,
                                                      --------------------------    --------------------------
                                                         2000           1999           2000           1999
                                                      -----------    -----------    -----------    -----------
NET REVENUE:
  User license fees ...............................   $   256,925    $   157,643    $   686,092    $   306,725
  Services ........................................        60,246         25,758        151,155         63,228
                                                      -----------    -----------    -----------    -----------
     TOTAL NET REVENUE ............................       317,171        183,401        837,247        369,953

COST OF REVENUE:
  User license fees ...............................         9,270          5,891         29,247         10,673
  Services ........................................        21,707         10,787         60,171         25,568
  Amortization of developed technology ............        15,553         15,258         46,501         20,264
                                                      -----------    -----------    -----------    -----------
     TOTAL COST OF REVENUE ........................        46,530         31,936        135,919         56,505
                                                      -----------    -----------    -----------    -----------
GROSS PROFIT ......................................       270,641        151,465        701,328        313,448

OPERATING EXPENSES:
  Selling and marketing ...........................       116,936         67,895        310,628        139,290
  Research and development ........................        46,328         28,924        120,646         63,290
  General and administrative ......................        20,465         11,020         52,971         21,431
  Amortization of goodwill and other intangible           219,758        219,626        659,275        291,183
  In-Process research and development .............          --            1,100           --          104,200
  Acquisition and restructuring costs .............          --             --             --           11,000
                                                      -----------    -----------    -----------    -----------
     TOTAL OPERATING EXPENSES .....................       403,487        328,565      1,143,520        630,394
                                                      -----------    -----------    -----------    -----------
Loss from operations ..............................      (132,846)      (177,100)      (442,192)      (316,946)
Interest and other income, net ....................        15,648          7,266         39,688         13,445
Interest expense ..................................        (8,266)        (5,301)       (23,314)        (8,143)
                                                      -----------    -----------    -----------    -----------
Loss before income taxes ..........................      (125,464)      (175,135)      (425,818)      (311,644)
Provision for income taxes ........................        22,642          8,441         69,012         20,678
                                                      -----------    -----------    -----------    -----------
NET LOSS ..........................................   $  (148,106)   $  (183,576)   $  (494,830)   $  (332,322)
                                                      ===========    ===========    ===========    ===========
NET LOSS PER SHARE - BASIC ........................   $     (0.37)   $     (0.48)   $     (1.24)   $     (1.14)
                                                      ===========    ===========    ===========    ===========
NET LOSS PER SHARE - DILUTED ......................   $     (0.37)   $     (0.48)   $     (1.24)   $     (1.14)
                                                      ===========    ===========    ===========    ===========
SHARES USED IN PER SHARE CALCULATION - BASIC ......       403,613        384,847        399,655        292,115
                                                      ===========    ===========    ===========    ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED ....       403,613        384,847        399,655        292,115
                                                      ===========    ===========    ===========    ===========

VERITAS Software Q3'00 Earnings Release
Page 5 of 5

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                  SEPTEMBER 30,     DECEMBER 31,
                                                      2000              1999
                                                  -------------    -------------
                                                   (UNAUDITED)
ASSETS
CURRENT ASSETS:
  Cash and short-term investments ..................    $  948,578    $  692,381
  Accounts receivable, net .........................       169,115       132,180
  Deferred income taxes ............................        23,803        23,803
  Other current assets .............................        32,334        13,381
                                                        ----------    ----------
     TOTAL CURRENT ASSETS ..........................     1,173,830       861,745

Long-term investments ..............................       127,466        65,036
Property and equipment .............................       130,163        76,958
Goodwill and other intangibles .....................     2,521,759     3,226,749
Other non-current assets ...........................        45,513         2,789
                                                        ----------    ----------
     TOTAL ASSETS ..................................    $3,998,731    $4,233,277
                                                        ==========    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable .................................    $   33,287    $   30,229
  Accrued compensation and benefits ................        59,480        35,560
  Accrued acquisition and restructuring costs ......        18,087        24,202
  Other accrued liabilities ........................        57,655        47,531
  Income taxes payable .............................         8,433         6,804
  Deferred revenue .................................       138,456        86,979
                                                        ----------    ----------
     TOTAL CURRENT LIABILITIES .....................       315,398       231,305

NON-CURRENT LIABILITIES:
  Convertible subordinated notes ...................       459,812       451,044
  Deferred income taxes ............................       124,405       157,867
                                                        ----------    ----------
     TOTAL NON-CURRENT LIABILITIES .................       584,217       608,911

Stockholders' equity ...............................     3,099,116     3,393,061
                                                        ----------    ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ....    $3,998,731    $4,233,277
                                                        ==========    ==========